Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

In connection with the Quarterly Report of Axsys Technologies, Inc (the "Company") on Form 10-Q for the period ended June 28, 2003 (the "Report"), I, David A. Almeida, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 7, 2003

/s/ DAVID A. ALMEIDA David A. Almeida Chief Financial Officer